UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                             SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported) March 14, 2005


                            GOUVERNEUR BANCORP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       UNITED STATES                    001-14910                04-3429966
----------------------------           -----------           -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)


                  42 Church Street, Gouverneur, New York 13642
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 287-2600
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR
    204.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 18, 2005, the Company announced that Mr. F. Toby Morrow has been elected to the Board of Directors of both the Company and of its wholly owned subsidiary, Gouverneur Savings and Loan Association. Mr. Morrow will be appointed to serve on the Executive Committee, Audit Committee and Asset Liability Committee. The text of this press release announcing Mr. Morrow's appointment is filed as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        (c) Exhibits

           99.1 Press Release of Registrant, dated March 18, 2005, announcing the election of Mr. F. Toby Morrow as a Director.








                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GOUVERNEUR BANCORP, INC.

Date:  March 18, 2005                  By: /s/ RICHARD F. BENNETT
                                           -------------------------------------
                                           Richard F. Bennett
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number     Description
------     -----------

99.1 Press Release dated March 18, 2005 issued by the Company announcing the election of Mr. F. Toby Morrow as a Director of both the Company and its wholly owned subsidiary Gouverneur Savings and Loan Association.